UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 16, 2002

PLANAR SYSTEMS, INC.
(Exact name of registrant as specified in its charter)

OREGON	0-23018	93-0835396
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1400 NW Compton Drive
Beaverton, Oregon 97008
(503) 690-1100
(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Item 5.    OTHER EVENTS

On August 16, 2002, Planar Systems, Inc. issued a press release announcing the consolidation of its electroluminescent display manufacturing facilities into one factory, the end of its photonics initiative and its business outlook for fiscal year 2002. The press release is attached hereto as Exhibit 99.1 and is incorporated in its entirety herein by reference.

Item 7.    FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1    Press Release issued by Planar Systems, Inc. on August 16, 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on August 16, 2002.

PLANAR SYSTEMS, INC. (Registrant)

/s/ STEVE BUHALY
Steve Buhaly Vice President and Chief Financial Officer

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